# Dot Hill Systems Corp.

## DRIVING GROWTH

Third Quarter 2013 Earnings Conference Call

NASDAQ: HILL | November 8, 2013

# Safe Harbor and Non-GAAP Financial Measures

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill's continued growth, and Dot Hill's projected financial results for the fourth quarter and full year of 2013. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the fourth quarter and full year of 2013 may be different from the financial guidance provided in the press release; the risks associated with macroeconomic factors that are outside of Dot Hill's control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill's OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill's new products may not prove to be popular; the risk that one or more of Dot Hill's suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets' sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill's most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

# About Non-GAAP Financial Measures

The Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier's defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company's GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the Appendix to this investor presentation and in previous filings with the SEC.

# Vertical Market Expansion

Target Verticals

| Telcom & Mobile Messaging | Big Data/ Data Analytics | Oil & Gas | Digital Image Market | Media & Entertainment |
|---|---|---|---|---|
| Tektronix | TERADATA | CGG | technicolor | Autodesk |
| SAMSUNG | DEDICATED COMPUTING CONNECTED. SECURE. COMPLETE. | bp | CBS | everlz |
| MOTOROLA | | | NBC | Quantum |
| Agilent Technologies | | | MARVEL | concurrent |
| nsn | | | FOX | HARRIS |
| NTT | | | BONNIER | Discovery |
| verizon | | | Time Warner Cable | PBS |
| JDSU | | | Disney | FrameStore |
| Sprint | | | | WARREN MILLER entertainment |

Product Tuning Benefits All

Multiple Simultaneous Streams / Randomized Sequential Workloads

# Typical OEM Cycle

| | Phase 1 | Phase 2 | Phase 3 | Phase 4 |
|---|---|---|---|---|
| Est. Length Of Phase | 1 – 6 Months | 1 – 6 Months | 1 – 12 Months | 3 – 12 Months |
| PHASE (Milestone to Next Phase) | PRODUCT EVALUATION (Verbal Agreement) | CONTRACT & SOW (Signed Contract) | CUSTOMIZATION (Product Launch) | CUSTOMER LAUNCH (Revenue) |
| Likelihood of Advancing to Next Phase | 30 – 60% | 60 – 75% | 75 – 95% | 100% |

Incremental Opportunities

**Phases 2–4 will likely start to generate revenue in 2013, ramping into 2014, with 2014 revenue growth largely dependent on customer execution and timelines in Phase 4**

# Incremental Opportunities – New OEMs in the Pipeline – 8/8/13



$50M+
$20M
$5M
Prospect Pipeline
Phase 1
Phase 2
Phase 3
Phase 4
CGG
acer
Quantum
hp
MOTOROLA
lenovo
Tektronix
SAMSUNG
WIPRO
Autodesk
concurrent
HARRIS
DEDICATED
Stratus Technologies
DELL
AMD
technicolor
Server OEM
Media and Entertainment
Digital Image Archive
Telecommunications
Oil and Gas
Big Data
Other

NOTE: Revenue estimates based on 2014 potential ranges

# Incremental Opportunities – New OEMs in the Pipeline – 11/8/13



$50M+
$20M
Prospect Pipeline
TERADATA
CGG
acer
Phase 1
Phase 2
Phase 3
Phase 4
Quantum
hp
MOTOROLA
lenovo
Tektronix
SAMSUNG
WIPRO
Autodesk
concurrent
HARRIS
DEDICATED
Stratus Technologies
DELL
AMD
technicolor
Server OEM
Media and Entertainment
Digital Image Archive
Telecommunications
Oil and Gas
Big Data
Other

NOTE: Revenue estimates based on 2014 potential ranges

# Incremental Opportunities – Existing Customers – 8/8/13


$50M+
$20M
$5M
Prospect Pipeline
Phase 1
Phase 2
Phase 3
Phase 4
Quantum
MOTOROLA
lenovo
Tektronix
SAMSUNG
WIPRO
Autodesk
concurrent
HARRIS
DEDICATED
Stratus
DELL
AMD
Incremental Opportunities

NOTE: Revenue estimates based on 2014 potential ranges

# Incremental Opportunities – Existing Customers – 11/8/13


$50M+
$20M
$5M
Prospect Pipeline
Phase 1
Phase 2
Phase 3
Phase 4
Quantum
MOTOROLA
lenovo
Tektronix
SAMSUNG
WIPRO
Autodesk
concurrent
HARRIS
DEDICATED
Stratus
DELL
AMD
Incremental Opportunities

NOTE: Revenue estimates based on 2014 potential ranges

# Q3'13 Non-GAAP Financial Metrics

| | Q3'13 | Q3'12 | Q2'13 | YoY | QoQ | |
|---|---|---|---|---|---|---|
| Revenue ($M) | 52.9 | 48.2 | 51.2 | 9.7% | 3.2% | 63% YOY Vertical Markets growth |
| Gross Margin (%) | 32.8% | 26.4% | 34.7% | +6.4 pts | -1.9 pts | |
| Operating Expenses ($M) | 14.5 | 14.2 | 14.2 | +1.5% | +1.5% | |
| EPS/(LPS) ($) | 0.05 | (0.03) | 0.06 | +0.08 | -0.01 | |
| Cash Net of ST Borrowings ($M) | 40.4 | 38.7 | 38.3 | +$1.7M | +2.1M | |

# Q4'13 and Full Year 2013 Non-GAAP Guidance

| 4th Quarter 2013 | | Sequential Change at midpoints | |
|---|---|---|---|
| Revenue ($M) | $53 - $58M | +4.9% | |
| EPS $ | $0.03 - $0.06 | ($0.005) | |

| Full Year 2013 | | Annual Change at midpoints | |
|---|---|---|---|
| Revenue (M) | $202 - $207M | +4.0% | Dot Hill stronger than expected industry growth |
| Gross Margin | 32% - 33% | +4.6 PTS | More favorable customer and product mix |
| Operating Expenses (M) | $57.5 - $58M | Flat | |
| EPS $ | $0.14 - $0.17 | +0.215 | Operating leverage impact |

A STRONG FOUNDATION FOR

# DRIVING GROWTH

## Appendix: Reconciliation of GAAP to Non-GAAP Financial Measures

NASDAQ: HILL

November 8, 2013

# Q3'13 GAAP to Non-GAAP Revenue Reconciliation ($K)

| | Q3'13 | Q3'12 | Q2'13 |
|---|---|---|---|
| GAAP net revenue from continuing operations | $ 52,603 | $ 48,223 | $ 50,683 |
| Revenue from discontinued operations | 18 | 26 | 2 |
| Net revenue, from continuing and discontinued operations | $ 52,621 | $ 48,249 | $ 50,685 |
| AssuredUVS revenue | (18) | (26) | (2) |
| Long-term software contract royalties | 286 | - | 550 |
| Non-GAAP net revenue | $ 52,889 | $ 48,223 | $ 51,233 |

# Q3'13 GAAP to Non-GAAP Gross Profit Reconciliation ($K, except %)

| | Q3'13 | Q3'12 | Q2'13 |
|---|---|---|---|
| GAAP gross profit from continuing operations | $ 16,873 | $ 12,268 | $ 17,007 |
| *Gross margin % from continuing operations* | *32.1%* | *25.4%* | *33.6%* |
| Gross profit from discontinued operations | 18 | (44) | (9) |
| Gross profit from continuing and discontinued operations | 16,891 | 12,224 | 16,998 |
| *Gross margin % from continuing and discontinued operations* | *32.1%* | *25.3%* | *33.5%* |
| Stock-based compensation | 75 | 144 | 83 |
| Severance costs | 17 | 60 | - |
| Power supply component failures | (6) | - | 32 |
| AssuredUVS revenue | (18) | (26) | (2) |
| AssuredUVS expenses | - | 70 | 11 |
| Long-term software contract royalties | 286 | - | 550 |
| Long-term software contract cost | 88 | - | 89 |
| Intangible asset amortization | - | 245 | - |
| Non-GAAP gross profit | $ 17,333 | $ 12,717 | $ 17,761 |
| *Non-GAAP gross margin %* | *32.8%* | *26.4%* | *34.7%* |

# Q3'13 GAAP to Non-GAAP Operating Expenses Reconciliation ($K)

| | Q3'13 | Q3'12 | Q2'13 |
|---|---|---|---|
| GAAP operating expenses from continuing operations | $ 14,996 | $ 14,844 | $ 14,862 |
| Operating expenses from discontinued operations | 36 | 237 | 3 |
| Operating expenses from continuing and discontinued operations | 15,032 | 15,081 | 14,865 |
| Currency loss (gain) | (4) | 133 | (18) |
| Stock-based compensation | (485) | (753) | (606) |
| AssuredUVS expenses | - | (301) | (5) |
| Long-term software contract deferred cost | (41) | - | 6 |
| Restructuring (charge) recoveries | (35) | 130 | - |
| Legal fees related to power supply component failure | - | (40) | (1) |
| Severance costs | (8) | (11) | - |
| Non-GAAP operating expenses | $ 14,459 | $ 14,239 | $ 14,241 |

# Q3'13 GAAP to Non-GAAP Net Income (Loss) Reconciliation ($K)

| | Q3'13 | Q3'12 | Q2'13 |
|---|---|---|---|
| GAAP net income (loss) from continuing operations | $ 1,775 | $ (2,734) | $ 2,089 |
| Net loss from discontinued operations | (18) | (280) | (12) |
| Net loss from continuing and discontinued operations | 1,757 | (3,014) | 2,077 |
| Currency loss (gain) | 4 | (133) | 18 |
| Stock-based compensation | 560 | 897 | 689 |
| Restructuring charge (recoveries) | 35 | (130) | - |
| Intangible asset amortization | - | 245 | - |
| Power supply component failures | (6) | 40 | 33 |
| AssuredUVS expenses | - | 370 | 16 |
| AssuredUVS revenue | (18) | (26) | (2) |
| Long-term software contract royalties | 286 | - | 550 |
| Long-term software contract cost | 88 | - | 89 |
| Long-term software contract deferred cost | 41 | - | (6) |
| Severance costs | 25 | 71 | - |
| Non-GAAP net income (loss) | $ 2,772 | $ (1,680) | $ 3,464 |

# Q3'13 GAAP to Non-GAAP EPS (LPS) Reconciliation

| | Q3'13 | Q3'12 | Q2'13 |
|---|---|---|---|
| GAAP earnings (loss) per share from continuing operations | $ 0.03 | $ (0.05) | $ 0.04 |
| Loss per share from discontinued operations | (0.00) | - | - |
| Loss per share from continuing and discontinued operations* | 0.03 | (0.05) | 0.04 |
| Stock-based compensation | 0.01 | 0.02 | 0.01 |
| AssuredUVS expenses | - | 0.01 | - |
| Long-term software contract royalties | - | - | 0.01 |
| Other adjustments | 0.01 | (0.01) | - |
| Non-GAAP earnings (loss) per share* | $ 0.05 | $ (0.03) | 0.06 |
| Weighted average shares used to calculate earnings (loss) per share: | | | |
| Basic | 58,736 | 58,384 | 58,736 |
| Diluted | 60,062 | 58,797 | 58,797 |

* Per share data may not always add to the total for the period because each figure is independently calculated.

## Q3'13 Cash Reconciliation ($K)

| | Q3'13 | Q3'12 | Q2'13 |
|---|---|---|---|
| Cash | $ 40,357 | $ 40,542 | $ 40,402 |
| Credit facility borrowings | - | 1,800 | 2,100 |
| Cash net of credit facility borrrowings | $ 40,357 | $ 38,742 | $ 38,302 |